PROSPECTUS SUPPLEMENT -- Oct. 31, 2003(1)
       AXP(R) Partners International Core Fund (Dec. 30, 2002) S-6259-99 C

The paragraph regarding Putnam under the "Investment Manager" section is revised as follows:

PUTNAM

Putnam Management's investment professionals are organized into investment management teams, with a particular team dedicated to each specific asset class. The members of the international core team are responsible for the day-to-day management of the Fund.

The following team members coordinate the management of Putnam's portion of the Fund's portfolio. Their experience as investment professionals over at least the last five years is shown.

Portfolio leaders     Since     Experience
Simon Davis           2003*     2000-Present     Putnam Management
                                1996-2000        Deutsche Asset Management, Inc.
Joshua Byrne          2003*     1992-Present     Putnam Management

Portfolio Members     Since     Experience
Stephen Oler          2000      1997-Present     Putnam Management
George Stairs         2000      1997-Present     Putnam Management

* Simon Davis and Joshua Byrne have served as members of the international core team since 2000 and 1997, respectively.


S-6259-3 A (10/03)

(1) Valid until next prospectus update

Destroy Dec. 30, 2003